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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 11, 2006

                               -----------------

                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)

          DELAWARE                       1-5794                  38-1794485
          --------                       ------                  ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


        21001 VAN BORN ROAD, TAYLOR, MICHIGAN                       48180
        -------------------------------------                       -----
       (Address of Principal Executive Offices)                   (Zip Code)
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                                 (313) 274-7400
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               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated January 11, 2006 reporting Masco Corporation's divestiture of two operating companies and certain other information with respect to its 2005 fourth quarter and full year earnings. On February 14, 2006, Masco Corporation will hold a conference call to discuss its 2005 fourth quarter earnings.

         This information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibit

         99       Press Release of Masco Corporation dated January 11, 2006, reporting Masco Corporation's divestiture of two operating companies and certain other information with respect to its 2005 fourth quarter and full year earnings.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         MASCO CORPORATION



                                         By: /s/ John R. Leekley
                                             -----------------------------------
                                         Name:  John R. Leekley
                                         Title: Senior Vice President and
                                                General Counsel

January 11, 2006


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                                 EXHIBIT INDEX


99       Press Release of Masco Corporation dated January 11, 2006, reporting
         Masco Corporation's divestiture of two operating companies and certain other information with respect to its 2005 fourth quarter and full year earnings.